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                                                                    EXHIBIT 99.2

                                  PennzEnergy
                                    Company

                                                                           PROXY

    Proxy Solicited on Behalf of the Board of Directors, Special Meeting of Stockholders to be held at The Crystal Ballroom at The Rice, August 17, 1999.

The undersigned hereby appoints John B. Chapman, Linda L. Meagher and Bruce K. Misamore, jointly and severally, proxies with full power of substitution and resubstitution and with discretionary authority, to represent and to vote, in accordance with the instructions set forth below, all shares of PennzEnergy common stock which the undersigned is entitled to vote at the special meeting of stockholders of PennzEnergy Company, and any adjournment or postponement thereof. In their discretion, the proxies may vote for a proposal to approve the amended and restated merger agreement, dated as of May 19, 1999 between Devon Energy Corporation and PennzEnergy Company and upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED MERGER AGREEMENT, DATED AS OF MAY 19, 1999 BETWEEN DEVON ENERGY CORPORATION AND PENNZENERGY COMPANY, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please mark this proxy as indicated on the reverse side. If you wish to vote in accordance with the Board of Directors' recommendation, please sign the reverse side; no boxes need to be checked.

                Continued and to be voted and signed on reverse

                              FOLD AND DETACH HERE

                                  PennzEnergy
                                    Company

                        Special Meeting of Stockholders
                                August 17, 1999

                             The Crystal Ballroom
                                   The Rice
                               909 Texas Avenue
                              Houston, Texas 77002

          Registration and seating of stockholders begins at 9:30 a.m.
                          Meeting begins at 10:00 a.m.
       Cameras and recording devices will not be allowed in the meeting.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1      Please mark    [X]
                                                             your votes as
                                                             indicated
                                                             in this
                                                             example.





1. Approval of the amended and restated        FOR      AGAINST     ABSTAIN
   merger agreement dated as of May 19,        [ ]        [ ]         [ ]
   1999, between Devon Energy Corporation
   and PennzEnergy Company.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized persons.

SIGNATURE ______________________________________________________________________

TITLE ______________________________  DATE _______________________________, 1999

SIGNATURE ______________________________________________________________________

TITLE ______________________________  DATE _______________________________, 1999

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                              FOLD AND DETACH HERE

                               VOTE BY TELEPHONE

                          QUICK *** EASY *** IMMEDIATE

  Your telephone vote authorizes the named proxies to vote your shares in the same manner
             as if you marked, signed and returned your proxy card.

You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

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 OPTION #1: To vote as the Board of Directors recommends: Press 1

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              When asked, please confirm your vote by pressing 1.

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 OPTION #2: If you choose to vote on the merger proposal separately, Press 0.
 You will hear these instructions:

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  Proposal 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. When asked, please confirm your vote by pressing 1.

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        PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF YOU VOTED BY PHONE

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                                                   ----------------------------
                                                          CONTROL NUMBER
                                                       FOR TELEPHONE VOTING
Call ** Toll Free ** On a Touch-Tone Telephone

      1-888-215-8522 - ANYTIME

 There is NO CHARGE to you for this
                call.